Exhibit 99.1

Goodman Networks Incorporated

Unaudited Pro Forma Consolidated Financial Information

On July 6, 2016, Goodman Networks Incorporated (the “Company”) completed the sale of certain assets used in its Wireless Networks Deployment and Wireline business, which is part of the Company’s Infrastructure Services segment, to Dycom Industries, Inc. (“Dycom”), and Dycom assumed certain related liabilities (the “Transaction”). The following unaudited pro forma consolidated financial information is based on the Company’s historical consolidated financial statements adjusted to give the effect of the Transaction.

The Unaudited Pro Forma Consolidated Balance sheet as of March 31, 2016 is presented as if the Transaction occurred on March 31, 2016. The Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the three months ended March 31, 2016 and for the years ended December 31, 2015, 2014 and 2013 are presented as if the Transaction occurred January 1, 2013.

The pro forma consolidated financial statements are based on information currently available including certain assumptions and adjustments that the Company believes are reasonable. They are presented for informational purposes only and do not necessarily represent what our financial position and results of operations would have been if the Transaction occurred on the dates above, or to project our financial performance for any future period. The unaudited pro forma consolidated financial information and the related notes should be read in conjunction with the Company’s audited financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2015 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

Goodman Networks Incorporated

Unaudited ProForma Consolidated Balance Sheet

(In Thousands, Except Share Amounts and Par Value)

As of March 31, 2016

	Goodman Networks Incorporated As Reported	Wireless Network Deployment & Wireline Business	Pro Forma Adjustments		Pro Forma Goodman Networks Incorporated
Cash	$14,702	$—	$107,500	[a]	$122,202
Accounts receivable, net	34,926	(9,524)	—		25,402
Unbilled revenue on completed projects	11,661	(10,398)	—		1,263
Costs in excess of billings on uncompleted projects	21,600	(16,985)	—		4,615
Inventories	13,480	(5,281)	—		8,199
Prepaid expenses and other current assets	5,567	(53)	281	[b]	5,795
Income tax receivable	204	—	—		204

Total current assets	102,140	(42,241)	107,781		167,680

Property and equipment, net (included corporate allocation	20,927	(545)	—		20,382
Deposits and other assets	2,514	(270)	—		2,244
Insurance collateral	14,735	—	—		14,735

Intangible assets, net of accumulated amortization of $15,138 as of March 31, 2016	13,782	—	—		13,782
Goodwill	69,178	(1,882)	—		67,296

Total assets	$223,276	$(44,938)	$107,781		$286,119

Line of credit	$573	$—	$—		$573
Accounts payable	50,984	(22,338)	—		28,646
Accrued expenses	45,018	(6,862)	—		38,156
Income taxes payable	328	—	—		328
Billings in excess of costs on uncompleted projects	4,372	(1,883)	—		2,489
Deferred revenue	1,760	—	—		1,760
Deferred rent	93	(19)	—		74
Current portion of capital lease and notes payable obligations	966	—	—		966

Current liabilities	104,094	(31,102)	—		72,992

Notes payable, net of deferred financing cost	316,647	—	—		316,647
Capital lease obligations	255	—	—		255
Accrued expenses, non-current	6,689	—	—		6,689
Deferred revenue, non-current	7,995	—	—		7,995
Deferred tax liability	1,714	—	—		1,714
Deferred rent, non-current	447	(57)	—		390

Total liabilities	437,841	(31,159)	—		406,682

Shareholders’ Deficit

Common Stock	10	—	—		10
Treasury Stock	(11,756)	—	—		(11,756)
Additional paid-in-capital	26,458	—	—		26,458
Accumulated other comprehensive income	27	—	—		27
Accumulated deficit	(229,304)	(13,779)	107,781		(135,302)

Total shareholders’ deficit	$(214,565)	$(13,779)	$107,781		$(120,563)

Liabilities and shareholders’ equity	$223,276	$(44,938)	$107,781		$286,119

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Information

Goodman Networks Incorporated

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

(In Thousands)

For the Three Months Ended March 31, 2016

	Historical Goodman Networks Incorporated Reported	Pro Forma Adjustments [c]	Proforma Goodman Networks Incorporated
Revenues	$129,871	$(42,895)	$86,976
Cost of revenues	108,846	(37,850)	70,996

Gross profit (exclusive of depreciation and amortization included in selling, general and administrative expenses)	21,025	(5,045)	15,980

Selling, general and administrative expenses	19,667	(1,910)	17,757
Restructuring expense	955	—	955
Impairment expense	361	—	361

Operating (loss) income	42	(3,135)	(3,093)
Interest expense, net	10,978	—	10,978

Loss before income taxes	(10,936)	(3,135)	(14,071)
Income tax expense	51	(12)[d]	39

Net loss	(10,987)	(3,123)	(14,110)
Other comprehensive income	9	—	9

Comprehensive loss	$(10,978)	$(3,123)	$(14,101)

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Information

Goodman Networks Incorporated

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

(In Thousands)

For the Year Ended December 31, 2015

	Historical Goodman Networks Incorporated Reported	Pro Forma Adjustments [c]	Proforma Goodman Networks Incorporated
Revenues	$725,056	$(376,872)	$348,184
Cost of revenues	638,598	(345,337)	293,261

Gross profit (exclusive of depreciation and amortization included in selling, general and administrative expenses)	86,458	(31,535)	54,923

Selling, general and administrative expenses	92,993	(9,736)	83,257
Restructuring expense	11,653	—	11,653
Impairment expense	3,336	—	3,336

Operating (loss) income	(21,524)	(21,799)	(43,323)
Interest expense, net	43,925	—	43,925

Loss before income taxes	(65,449)	(21,799)	(87,248)
Income tax expense	1,052	(137)[d]	915

Net loss	(66,501)	(21,662)	(88,163)
Other comprehensive income	4	—	4

Comprehensive loss	$(66,497)	$(21,662)	$(88,159)

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Information

Goodman Networks Incorporated

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

(In Thousands)

For the Year Ended December 31, 2014

	Historical Goodman Networks Incorporated Reported	Pro Forma Adjustments [c]	Proforma Goodman Networks Incorporated
Revenues	$1,199,188	$(787,347)	$411,841
Cost of revenues	1,025,437	(671,096)	354,341

Gross profit (exclusive of depreciation and amortization included in selling, general and administrative expenses)	173,751	(116,251)	57,500

Selling, general and administrative expenses	122,792	(12,427)	110,365
Restructuring expense	9,998	—	9,998
Impairment expense	3,254	—	3,254
Other operating income	(3,285)	—	(3,285)

Operating (loss) income	40,992	(103,824)	(62,832)
Other income	(71)	—	(71)
Interest expense, net	46,694	—	46,694

Loss before income taxes	(5,631)	(103,824)	(109,455)
Income tax expense	9,293	(1,433)[d]	7,860

Net loss	(14,924)	(102,391)	(117,315)
Other comprehensive income	14	—	14

Comprehensive loss	$(14,910)	$(102,391)	$(117,301)

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Information

Goodman Networks Incorporated

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

(In Thousands)

For the Year Ended December 31, 2013

	Historical Goodman Networks Incorporated Reported	Pro Forma Adjustments [c]	Proforma Goodman Networks Incorporated
Revenues	$931,745	$(664,100)	$267,645
Cost of revenues	806,109	(579,820)	226,289

Gross profit (exclusive of depreciation and amortization included in selling, general and administrative expenses)	125,636	(84,280)	41,356

Selling, general and administrative expenses	121,106	(11,684)	109,422

Operating (loss) income	4,530	(72,596)	(68,066)
Other income	(25)	—	(25)
Interest expense, net	40,287	—	40,287

Loss before income taxes	(35,732)	(72,596)	(108,328)
Income tax expense	7,506	(261)[d]	7,245

Net loss	(43,238)	(72,335)	(115,573)
Other comprehensive income	—	—	—

Comprehensive loss	$(43,238)	$(72,335)	$(115,573)

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Information

Note 1. Basis of Presentation

The following notes relate to the pro forma adjustments included in the Unaudited Pro forma Consolidated Balance Sheet for March 31, 2016, which is presented as if the Transaction occurred on March 31, 2016, and the Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the three months ended March 31, 2016 and for the years ended December 31, 2015, 2014 and 2013, which are presented as if the Transaction occurred January 1, 2013.

(a)	This adjustment represents the receipt of cash of $107.5 million from the disposition of certain assets and related liabilities used in its Wireless Networks Deployment and Wireline business sold to Dycom.

i.	The Company did not announce plans for the proceeds, but will use the net cash proceeds in accordance with the internal capital plan which includes investments in the business, debt repayments and other corporate purposes. The outcome of the these actions are uncertain at this time and therefore are not reflected as an adjustment within the pro forma consolidated financial information

ii.	The estimated gain on sale of $81.9 million has not been reflected in the Unaudited Pro forma Consolidated Statement of Operations and Comprehensive Loss as it is considered to be non-recurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the purchase agreement.

iii.	The gain arising from the sale of certain assets and related liabilities used in the Wireless Networks Deployment and Wireline business will be presented within discontinued operations in the Company’s Consolidated Statements of Operations and Comprehensive Loss for the quarter ended September 30, 2016. The amount of the actual gain will be calculated based on the proceeds after the working capital and other adjustments and the final net book value of the business as of the closing of the transaction on July 6, 2016 and therefore will differ from the current estimate.

(b)	This adjustment reflects the factually supportable transaction costs directly attributable to the disposition of the business.

(c)	These adjustments represent the elimination of the historical results of the certain assets and related liabilities used in the Wireless Network Deployment and Wireline business sold to Dycom.

(d)	This adjustment reflects the tax effect of the pro forma adjustments for the quarter ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013.